FOURTH AMENDMENT TO
                              FORBEARANCE AGREEMENT

        THIS FOURTH AMENDMENT TO FORBEARANCE AGREEMENT (hereinafter, this "Fourth Forbearance Agreement Amendment") is entered as of March 15, 1999 between PLUMA, INC., a North Carolina corporation (the "Borrower") and NATIONSBANK, N.A., as Agent for and on behalf of the Lenders (the "Agent"). Capitalized terms used herein and not otherwise defined or designated herein shall have the respective meanings given to them in the Credit Agreement (defined below).

                                    RECITALS

        WHEREAS, the Borrower, the Agent and the Lenders are parties to that certain Credit Agreement dated as of April 23, 1998, as amended by that certain First Amendment to Credit Agreement and Waiver between the Borrower and the Agent for and on behalf of the Lenders dated as of August 27, 1998, by that certain Second Amendment to Credit Agreement between the Borrower and the Agent for and on behalf of the Lenders dated as of September 30, 1998, by that certain Fourth Amendment to Credit Agreement between the Borrower and the Agent for and on behalf of the Lenders dated as of November 16, 1998, by that certain Fourth Amendment to Credit Agreement between the Borrower and the Agent for and on behalf of the Lenders dated as of December 11, 1998, by that certain Fifth Amendment to Credit Agreement between the Borrower and the Agent for and on behalf of the Lenders dated as of December 31, 1998, by that certain Sixth Amendment to Credit Agreement between the Borrower and the Agent for and on behalf of the Lenders dated as of January 29, 1999, and by that certain Seventh Amendment to Credit Agreement between the Borrower and the Agent for and on behalf of the Lenders dated as of March 1, 1999 (as further amended, modified, supplemented, extended or restated from time to time, the "Credit Agreement");

        WHEREAS, the Borrower and the Agent for and on behalf of the Lenders are parties to that certain Forbearance Agreement dated as of November 16, 1998, as amended by that certain Amendment to Forbearance Agreement between the Borrower and the Agent for and on behalf of the Lenders dated as of December 31, 1998, by a Second Amendment to Forbearance Agreement between the Borrower and the Agent for and on behalf of the Lenders dated as of January 29, 1999, and by a Third Amendment to Forbearance Agreement between the Borrower and the Agent for and on behalf of the Lenders dated as of March 1, 1999 (as further amended, modified, supplemented, extended or restated from time to time, the "Forbearance Agreement");

        WHEREAS, the Borrower has requested that the Lenders agree to (i) amend the Forbearance Agreement to extend the Forbearance Termination Date to March 31, 1999 and (ii) release the Capital Factors Receivables (defined below). The Agent, for and on behalf of the Lenders, has agreed to do so, but only upon the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Forbearance Termination Date. The Forbearance Agreement is hereby amended so that the Forbearance Termination Date is extended to March 31, 1999.

        2. Capital Factors Receivables. The Agent, for and on behalf of the Lenders, agrees that the Agent shall execute such documents as are necessary to release its security interest, held for and on behalf of the Lenders, in the Receivables set forth on Schedule I to this Forbearance Agreement (the "Capital Factors Receivables") to allow for the assignment, free and clear of any interest of the Agent or the Lenders, of the Capital Factors Receivables to Capital Factors, Inc. ("Capital Factors"), provided that the Capital Factors pays a minimum of $290,430 to the Borrower in immediately available funds in exchange for the assignment of the Capital Factors Receivables.

        3. Cash Flow Forecast. On or before March 22, 1999, the Borrower shall deliver to the Agent on behalf of the Lenders a weekly cash flow forecast for the period from March 31, 1999 through September 30, 1999, which cash flow forecast shall be prepared with the material assistance of PwC.

        4. Amendment to Credit Agreement. Simultaneously with the execution of this Fourth Forbearance Agreement Amendment, the Borrower shall execute and deliver to the Agent, on behalf of the Lenders, a Eighth Amendment to Credit Agreement (the "Eighth Amendment") in form of that attached hereto as Exhibit A.

        5. Fourth Forbearance Agreement Amendment Fees. In consideration of the willingness of the Agent, on behalf of the Lenders, to enter this Fourth Forbearance Agreement Amendment, the Borrower, simultaneously with the execution of this Agreement, shall pay to the Agent for the account of each Lender who consents to this Fourth Forbearance Agreement Amendment and the Eighth Amendment and delivers evidence of such consent to the Agent by the date hereof, a fee in an amount equal to .05% of such Lender's Commitment immediately prior to the execution of the Eighth Amendment (collectively, the "Fourth Forbearance Agreement Amendment Fees").

        6. Conditions Precedent. As conditions precedent to the effectiveness of this Fourth Forbearance Agreement Amendment, on or before the date hereof:

               (a) The Agent shall have received original duly executed counterparts of this Fourth Forbearance Agreement Amendment duly executed by the Credit Parties and the Agent;

               (b) The Borrower shall have executed and delivered to the Agent the Eighth Amendment;

               (c) The Agent, on behalf of the Lenders, shall have received the Fourth Forbearance Agreement Amendment Fees; and

               (d) The Borrower shall have delivered to the Agent an opinion of counsel to the Borrower in form and substance satisfactory to the Agent as to the due authorization, execution, delivery and enforceability of this Fourth Forbearance Agreement Amendment and the Eighth Amendment.

        7. Limited Modification Only. Except as specifically modified hereby, the terms and conditions of the Forbearance Agreement remain in full force and effect.

        8. Release. The Borrower hereby releases the Agent, the Lenders, and the Agent's and the Lenders' respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

        9. Expenses. Upon demand therefor, the Borrower shall pay all out-of-pocket expenses incurred by the Agent in connection with the negotiation, drafting and execution of this Fourth Forbearance Agreement Amendment and the exhibits hereto, including without limitation reasonable fees and expenses of the Agent's counsel.

        10. Borrower's Representations. The Borrower hereby represents and warrants as follows:

               (a) The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Fourth Forbearance Agreement Amendment;

               (b) This Fourth Forbearance Agreement Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and
        (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

               (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Fourth Forbearance Agreement Amendment.

        11. Counterparts. This Fourth Forbearance Agreement Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Fourth Forbearance Agreement Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

        12. GOVERNING LAW. THIS FOURTH FORBEARANCE AGREEMENT AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.


                    [SIGNATURES CONTINUE ON FOLLOWING PAGE.]

        Each of the parties hereto has caused a counterpart of this Fourth Forbearance Agreement Amendment to be duly executed and delivered as of the date first above written.


                                    PLUMA, INC.,
                                    a North Carolina corporation

                                    By:_________________________________
                                    Name:_______________________________
                                    Title:______________________________


                                    NATIONSBANK, N.A.,
                                    as Agent for and on behalf of
                                    the Lenders

                                    By:_________________________________
                                    Name:_______________________________
                                    Title:______________________________